Exhibit 10.3.9

AMENDMENT NUMBER NINE

TO THE

ACCESSBANK PROFIT-SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

MODEL AMENDMENTS UNDER CODE SECTION 401(a)(31)(B)

AUTOMATIC ROLLOVER OF INVOLUNTARY CASH-OUT DISTRIBUTIONS

WHEREAS, the AccessBank Profit-Sharing and Employee Stock Ownership Plan (the “Plan”) provides that AccessBank (the “Company”) has the power and right to amend the Plan:

NOW THEREFORE, the Company hereby amends the Plan by the adoption of the following model amendments issued by the Internal Revenue Service:

I.             The Plan hereby is amended by the addition of the following:

MODEL AMENDMENT UNDER CODE SECTION 401(a)(31)(B)

        1.1.          Applicability.  The requirements of this Model Amendment are applicable and effective only if the involuntary cash-out threshold specified in the Plan is greater than $1,000.

        1.2.          Effective Date.  The provisions of this Model Amendment will apply for purposes of making involuntary cash-out distributions to terminated Participants with vested account balances exceeding $1,000, effective March 28, 2005.

        1.3.          Precedence.  The requirements of this Model Amendment will take precedence over any inconsistent provisions of the Plan.  However, nothing in this Model Amendment will be construed to offer or provide any optional form of distribution not available under the terms of the Plan.

        1.4           Mandatory Distribution.  In the event of a mandatory distribution greater than $1,000 in accordance with the provisions of Section 8.4, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly in accordance with Sections 8.7 and 8.4[b][1], then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator.

*END OF MODEL AMENDMENT*

IN WITNESS WHEREOF, the undersigned officers being duly authorized by the Board of Directors of AccessBank and Access Anytime Bancorp, Inc., hereby approve and adopt this Amendment as of the date first set forth below.

ACCESSBANK

	By:	/s/ Don K. Padgett
	Title:	President
	Date:	March 24, 2005
Attest:

/s/ Kathy Allenberg

ACCESS ANYTIME BANCORP, INC.

	By:	/s/ Norman R. Corzine
	Title:	Chairman
	Date:	March 24, 2005

Attest:

/s/ Kathy Allenberg